UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2014

POINT CAPITAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-167386	90-0554260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

285 Grand Avenue, Building 5, Englewood, New Jersey	07631
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 408-5126

__________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 5, 2014, Point Capital, Inc. (the “Registrant”) dismissed its principal independent accountants by notifying Berman & Company, P.A. (“Berman”) that it was terminating Berman as the Registrant’s independent registered public accounting firm. On said date, the Registrant retained EisnerAmper LLP (“Eisner”) as its principal independent accountants. The decision to terminate the services of Berman and retain Eisner as the principal independent accountants was approved by the Registrant’s Audit Committee and its Board of Directors.

The Termination of Berman

Berman was the independent registered public accounting firm for the Registrant from July 13, 2010 (inception) until March 5, 2014. None of Berman's reports on the Registrant’s financial statements for the year ended December 31, 2012 or for the year ended December 31, 2011 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Berman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Berman served as the Registrant’s principal independent accountants.

However, the report of Berman dated February 12, 2013 on our financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 and the period July 13, 2010 (inception) to December 31, 2012 in the 2012 Form 10-K contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Berman with a copy of this disclosure and has requested that Berman furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Berman addressed to the Securities and Exchange Commission dated March 5, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Eisner

Prior to March 5, 2014, the date that Eisner was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Eisner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Eisner that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Eisner regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.1	Letter, dated March 5, 2014, from Berman & Company, P.A. to the Securities and Exchange Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2014

POINT CAPITAL, INC.

By:	/s/ Richard A. Brand
Name:	Richard A. Brand
Title:	Chief Executive Officer

3